Pabrai Wagons Fund
Retail Class Shares (WAGNX)
Institutional Class Shares (WGNIX)
(the “Fund”)

Supplement dated February 6, 2025 to the Summary Prospectus, dated October 28, 2024

The following paragraph replaces the first paragraph that is located on the first page of the Summary Prospectus:
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at www.wagonsfund.com/ir. You may also obtain this information at no cost by calling 1-800-501-1792 or by e-mail at info@wagonsfund.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 28, 2024, are incorporated by reference into this Summary Prospectus.

Please retain this Supplement with your Summary Prospectus for future reference.